Exhibit 99.01

Letter of Transmittal

Offer to Exchange

6.75% Senior Notes due 2019, which have been registered under the

Securities Act of 1933, as amended,

for any and all outstanding 6.75% Senior Notes due 2019

144A Notes (CUSIP 92839U AE7 and ISIN US92839UAE73)

Regulation S Notes (CUSIP U9225V AB4 and ISIN USU9225VAB46)

of

Visteon Corporation

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2011 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY VISTEON CORPORATION IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., EXCHANGE AGENT

By registered or certified mail, overnight delivery:

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon Trust Corporation

Corporate Trust Operation - Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: David Mauer

For Information or to Confirm Call:

(212) 815-3687

For facsimile transmission

(for eligible institutions only):

(212) 298-1915

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via a facsimile transmission will not constitute a valid delivery.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the principal amount at maturity of Old Notes on a separate signed schedule and affix that schedule to this Letter of Transmittal.

BOX 1

DESCRIPTION OF OLD NOTES

Old Notes:

Name(s) And Address(es) of Registered Holder(s) (Please Fill In)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total principal amount of Old Notes

*	Need not be completed by holders delivering by book-entry transfer (see below).
**	Old Notes may be tendered in whole or in part in minimum denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

☐	Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

By crediting the Old Notes to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an agent’s message to the Exchange Agent in which the holder of the Old Notes acknowledges receipt of this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

The undersigned acknowledges receipt of (i) the Prospectus, dated ,                     2011 (the “Prospectus”), of Visteon Corporation (the “Issuer”) and the subsidiaries of the Issuer named as additional registrants in the registration statement in which the Prospectus is included (together, the “Guarantors”) and (ii) this Letter of Transmittal, which may be amended from time to time (as amended, this “Letter”), which together constitute the offer of the Issuer and the Guarantors (the “Exchange Offer”) to exchange up to $500,000,000 aggregate principal amount of 6.75% Senior Notes due 2019 (together with the guarantees thereof, the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s outstanding 6.75% Senior Notes due 2019 (together with the guarantees thereof, the “Old Notes”). The Old Notes were issued and sold in transactions exempt from registration under the Securities Act.

The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

A beneficial owner whose Old Notes are held by a broker, dealer, commercial bank, trust company or other nominee and who desires to tender such Old Notes in this Exchange Offer need not complete this Letter and must contact its nominee and instruct the nominee to tender its Old Notes on its behalf.

A participant through The Depository Trust Company (“DTC”) who wishes to participate in the Exchange Offer must either (1) complete, sign, and mail or transmit this Letter to The Bank of New York Mellon Trust

Company, N.A. (the “Exchange Agent”) or (2) electronically submit its acceptance through DTC’s ATOP system, in either case, prior to the Expiration Date.

This Letter need not be completed by a DTC participant tendering through ATOP. A transmission of an acceptance to DTC through ATOP shall constitute your agreement to be bound by this letter of transmittal and your acceptance that we may enforce such agreement against you.

By crediting the Old Notes to the Exchange Agent’s Account at the DTC in accordance with the ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an agent’s message to the Exchange Agent in which the holder of the Old Notes acknowledges receipt of this Letter and agrees to be bound by the terms of this Letter, the DTC Participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

Such holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of Old Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Date, by a properly transmitted “Request Message” through ATOP.

Beneficial owners of Old Notes who are not direct participants in DTC must contact their broker, bank or other nominee or custodian to arrange for their direct participant in DTC or to submit an instruction to DTC on their behalf in accordance with its requirements. The beneficial owners of Old Notes that are held in the name of a broker, bank or other nominee or custodian should contact such entity sufficiently in advance of the Expiration Date if they wish to tender their Old Notes and ensure that the Old Notes in DTC are blocked in accordance with the requirements and deadlines of DTC. Such beneficial owners of the Old Notes should not submit such instructions directly to DTC, us or the Exchange Agent.

The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer and the Guarantors the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer and the Guarantors, all right, title and interest in and to the Old Notes tendered.

The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and the Guarantors) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer and the Guarantors of the Old Notes tendered under the Exchange Offer and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon exchange of the tendered Old Notes, and that, when the tendered Old Notes are accepted for exchange, the Issuer and the Guarantors will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered.

The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the Guarantors and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuer and Guarantors of their respective obligations under the registration rights agreement that the Issuer and Guarantors entered into with the initial purchasers of the Old Notes (the “Registration Rights Agreement”) and that, upon the issuance of the Exchange Notes, the Issuer and Guarantors will have no further obligations or liabilities under the Registration Rights Agreement (except in certain limited circumstances). By tendering Old Notes, the undersigned represents and certifies for the benefit of the Issuer that:

•

the undersigned or any other person acquiring the Exchange Notes in exchange for Old Notes held for the account of the undersigned in the exchange offer, is acquiring such Exchange Notes in the ordinary course of business;

•

neither the undersigned nor any other person acquiring Exchange Notes in exchange for Old Notes held for the account of the undersigned in the exchange offer is engaging in or intends to engage in (or has any arrangement or understanding with any person to participate in) a distribution of the Exchange Notes within the meaning of the federal securities laws;

•

neither the undersigned nor any other person acquiring Exchange Notes in exchange for Old Notes held for the account of the undersigned is an ‘‘affiliate,’’ as defined under Rule 405 of the Securities Act, of the Issuer;

•

neither the undersigned nor any other person acquiring Exchange Notes in exchange for Old Notes held for the account of the undersigned in the exchange offer is a broker-dealer tendering Old Notes directly acquired from the Issuer for its own account; and

•	the undersigned is not acting on behalf of any person or entity that could not truthfully make the foregoing representations.

The undersigned represents, certifies and acknowledges, for the benefit of the Issuer, that, if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it: (1) represents that the Old Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities, (2) represents that it has not entered into any arrangement or understanding with the issuer or an affiliate of the issuer to distribute the Exchange Notes and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Any holder who tenders in the exchange offer with the intention of participating in any manner in a distribution of the Exchange Notes, who is an affiliate of ours or who is a broker or dealer who acquired Old Notes directly from the Issuer cannot rely on the position of the staff of the SEC set forth in “Exxon Capital Holdings Corporation” or similar interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

The undersigned understands that the Issuer and the Guarantors may accept the undersigned’s tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent following expiration of the Exchange Offer, at which time the undersigned’s right to withdraw such tender will terminate.

All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions included with this Letter.

Unless otherwise indicated under “Special Delivery Instructions” below, the Exchange Agent will deliver Exchange Notes (and, if applicable, any Old Notes not tendered) to the undersigned’s account indicated below by book-entry transfer.

Use of Guaranteed Delivery

(See Instruction 1)

To be completed only if tendered notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent. Complete the following (please enclose a photocopy of such notice of guaranteed delivery):

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

Name of Registered Holder(s):

If Delivered By Book-Entry Transfer, Complete The Following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

Broker-Dealer Status

☐	Check here if you are a broker-dealer that acquired your tendered notes for your own account as a result of market-making or other trading activities and wish to receive 10 additional copies of the Prospectus and any amendments or supplements thereto.

Name:

Address:

Note: signatures must be provided below

BOX 2

PLEASE SIGN HERE

This Letter of Transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes, if any, or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act. See Instruction 3 below.

If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid power of attorney.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)

Capacity

Address

Including Zip Code

Area Code and Telephone No.

Please Complete Substitute Form W-9 Herein

SIGNATURE GUARANTEE (If required — see Instruction 3)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Issue:	☐ Exchange Notes	☐ Outstanding Notes
(Complete as applicable)

Name
(Please Print)

Address
(Please Print)

(Zip Code)

Tax Identification or Social Security Number

(See Substitute Form W-9 Herein)

Credit Old Notes not tendered by this Letter of Transmittal, by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

Credit Exchange Notes issued pursuant to the Exchange Offer by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or Exchange Notes are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Deliver:	☐ Exchange Notes	☐ Old Notes
(Complete as applicable)

Name
(Please Print)

Address
(Please Print)

(Zip Code)

Is this a permanent address change:

☐  Yes                         ☐  No (check one box)

INSTRUCTIONS

FORMING PART OF THE TERMS AND

CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter. This Letter is to be completed by holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith, or, unless an agent’s message is utilized, if delivery of such certificates is to be made by book-entry transfer to the Exchange Agent’s account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “Exchange Offer—Procedures for Tendering.” For a holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the expiration date, and either (1) certificates representing such Old Notes must be received by the Exchange Agent at its address, or (2) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “Exchange Offer—Procedures for Tendering” and a book-entry confirmation must be received by the Exchange Agent prior to 5:00 p.m., New York City time on the expiration date.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents to the Exchange Agent is at the election and sole risk of the holder. Instead of delivery by mail, holders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent prior to the expiration of the exchange offer. Holders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such holder. The delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

Holders that cannot deliver their Book-Entry Confirmation and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through a firm that is a member of a recognized signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an “Eligible Institution”); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the names in which the Old Notes are registered, the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that within three business days after the date of execution of such notice of guaranteed delivery, the Book-Entry Confirmation will be delivered by the Eligible Institution together with this Letter, properly completed and duly executed, and any other required documents to the Exchange Agent; and (iii) a Book-Entry Confirmation, as well as all other documents required by this Letter, must be received by the Exchange Agent within three business days after the date of execution of such notice of guaranteed delivery, all as provided in the Prospectus under the caption “Exchange Offer—Guaranteed Delivery Procedures.”

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptances for exchange of which may, in the opinion of counsel to the Issuer, be unlawful. The Issuer also reserves the right to waive any of the conditions of the Exchange Offer or any defects or irregularities in tenders of any particular holder of Old Notes whether or not similar defects or irregularities are waived in the cases of other holders of Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes.

None of the Issuer, the Guarantors, the Exchange Agent or any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

2. Partial Tenders; Withdrawals. If less than the entire principal amount of any Old Note evidenced by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective with respect to the tender of Old Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent at its address set forth above before 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the person named in the applicable letter of transmittal as having tendered Old Notes to be withdrawn; (iii) specify the principal amount of Old Notes to be withdrawn, which must be an authorized denomination; (iv) state that the holder is withdrawing its election to have those Old Notes exchanged; (v) state the name of the registered holder of those Old Notes; and (vi) be signed by the holder in the same manner as the signature on the applicable letter of transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn.

3. Signatures on this Letter; Assignments; Guarantee of Signatures. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) of the holder(s) of the Old Notes.

If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter.

If this Letter is signed by the holder of record and (i) the entire principal amount of the holder’s Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, if any, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

If this Letter or any assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of its authority to so act must be submitted, unless waived by the Issuer.

Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchange’s Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by, a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 3 or 4, as applicable, the name and account to which the Exchange Notes or Old Notes not exchanged are to be issued, if different from the name and account of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5. Taxpayer Identification Number and Substitute Form W-9. Each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a U.S. $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder tendering Old Notes must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which tax payer identification number to report.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

6. Transfer Taxes. The Issuer and/or the Guarantors will pay all transfer taxes, if any, applicable to the transfer of Old Notes to them or their order pursuant to the Exchange Offer. If, however, the Exchange Notes or Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer and the Guarantors or their order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates, if any, listed in this Letter.

7. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

8. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

IMPORTANT: This Letter (together with a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date of the Exchange Offer (as described in the Prospectus).

PAYER’S NAME: The Bank of New York Mellon Trust Company, N.A.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY OR BY SIGNING AND DATING BELOW

Social Security
Number(s)
OR
Department of the		Employer Identification
Treasury Internal		Number(s)
Revenue Service	PART 2 — CERTIFICATION — Under Penalties of Perjury,	Part 3 —
I certify that
Awaiting TIN ☐
Payer’s Request For Taxpayer Identification Number (“TIN”)	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE

NAME (please print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE	DATE

NAME (please print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A U.S.$50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. —

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

SECURITY FOR THIS		GIVE THE SOCIAL	EMPLOYER FOR THIS		GIVE THE
TYPE OF ACCOUNT:		NUMBER OF	TYPE OF ACCOUNT:		IDENTIFICATION
					NUMBER OF

1.	Individual	The individual	6.	Sole proprietorship	The owner(1)

2.	Two or more individuals (joint account)	The actual owner of the combined account or, if individual funds, the first on the account(1)	7.	A valid trust, estate or pension trust	The legal entity(4)

			8.	Corporate	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9.	Association, club, religious, charitable, educational, or other tax-exempt	The organization
4. a.	The usual revocable savings trust account trustee(1)	The grantor (grantor is also trustee)		organization account

			10.	Partnership	The partnership

b.	So-called trust account that is not a legal owner(1)	The actual or valid trust under state law

			11.	A broker or registered nominee	The broker or nominee
		The owner(1)

5.	Sole proprietorship		12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining A Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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